AGREEMENT

CONCERNING THE EXCHANGE OF COMMON STOCK

BETWEEN

MICRO IMAGING TECHNOLOGY

AND

SHAANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

INDEX

ARTICLE I

-

PLAN OF EXCHANGE OF SECURITIES

            7

  1.1

-

Plan of Exchange

            7

  1.2

-

Cash Consideration and Escrow Requirements

7

  1.3

-

Distribution at Closing

8

  1.4

-

Shareholder Share Exchange

8

  1.5

-

Lockup-Leakout Agreement

8

  1.6

-

Exemption from Registration

9

  1.7

-

Change of Board Control

            9

  1.8

-

Closing

9

  1.9

-

Due Diligence

9

  1.10

-

Representations and Warranties Correct

10

  1.11

-

Termination

10

ARTICLE II

-

REPRESENTATIONS AND WARRANTIES OF ZHONGKE

10

  2.1

-

Organization

10

  2.2

-

Capital

11

  2.3

-

Subsidiaries

11

  2.4

-

Authority

11

  2.5

-

Corporate Power

            11

  2.6

-

Directors and Officers

11

  2.7

-

Financial Statements

12

  2.8

-

Absence of Changes

12

  2.9

-

Absence of Undisclosed Liabilities

            12

  2.10

-

Tax Returns

12

  2.11

-

Investigation of Financial Condition

12

  2.12

-

Patents, Trade Names and Rights

            12

  2.13

-

Compliance with Laws

12

  2.14

-

Litigation

12

  2.15

-

Full Disclosure

12

  2.16

-

Assets

13

  2.17

-

Material Contracts

13

  2.18

-

Indemnification of Officers and Directors

13

  2.19

-

General

13

ARTICLE III

-

REPRESENTATIONS AND WARRANTIES OF MMTC

13

  3.1

-

Organization

13

  3.2

-

Capital

13

  3.3

-

Subsidiaries

14

  3.4

-

Directors and Officers

14

  3.5

-

Financial Statements

14

  3.6

-

Changes in Financial Condition

15

  3.7

-

Absence of Undisclosed Liabilities

            15

  3.8

-

Tax Returns

15

  3.9

-

Investigation of Financial Condition

15

  3.10

-

Patents, Trade Names and Rights

            15

  3.11

-

Compliance with Laws

15

  3.12

-

Litigation

16

  3.13

-

Authority

16

  3.14

-

Ability to Carry Out Obligations

16

  3.15

-

Full Disclosure

16

  3.16

-

Assets

17

  3.17

-

Material Contracts

17

  3.18

-

Market for Company Stock

17

ARTICLE IV

-

REPRESENTATIONS AND WARRANTIES

OF ZHONGKE  SHAREHOLDERS                                  18

  4.1

-

Share Ownership

            18

  4.2

-

Investment Intent

            18

  4.3

-

Legend

18

  4.4

-

Penny Stocks

19

ARTICLE V

COVENANTS

20

  5.1

-

Investigative Rights

20

  5.2

-

Conduct of Business

20

  5.3

-

Indemnification

20

ARTICLE VI

-

CONDITIONS PRECEDENT TO MMTC’S

PERFORMANCE

20

  6.1

-

Conditions

20

  6.2

-

Accuracy of Representations

20

  6.3

-

Performance

20

  6.4

-

Absence of Litigation

20

  6.5

-

Officer's Certificate

21

  6.6

-

Legal Opinion

21

ARTICLE VII

-

CONDITIONS PRECEDENT TO ZHONGKE’S

PERFORMANCE

21

  7.1

-

Conditions

21

  7.2

-

MMTC Regulatory Compliance

21

  7.3

-

Accuracy of Representations

21

  7.4

-

Performance

21

  7.5

-

Absence of Litigation

21

  7.6

-

Current Status

21

  7.7

-

Assets of MMTC

            21

  7.8

-

Officer's Certificate

22

  7.9

-

Legal Opinion

22

ARTICLE VIII

-

CLOSING

22

  8.1

-

Closing

22

  8.2

-

Other Events Occurring at Closing

            22

ARTICLE IX

-

MISCELLANEOUS

23

  9.1

-

Captions and Headings

23

  9.2

-

No Oral Change

            23

  9.3

-

Non-Waiver

23

  9.4

-

Time of Essence

            23

  9.5

-

Entire Agreement

            23

  9.6

-

Choice of Law

23

  9.7

-

Counterparts

23

  9.8

-

Notices

24

  9.9

-

Binding Effect

24

  9.10

-

Mutual Cooperation

24

  9.11

-

Announcements

            24

  9.12

-

Expenses

24

  9.13

-

Survival of Representations and

Warranties

24

  9.14

-

Exhibits

24

Signatures

25

AGREEMENT

THIS AGREEMENT made this 15th day of March, 2007, by and among MICRO IMAGING TECHNOLOGY, a California corporation ("MMTC"), and SHAANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.  (“ZHONGKE”), A P.R.CHINA’S CORPORATION (“Zhongke”), majority shareholders of Zhongke, Shannxi Qin Yuan Agriculture Scientific Development Limited . (the “QY”) and certain individual stockholders of MMTC.

BACKGROUND

Shaanxi Zhongke Spaceflight Agriculture Development Stock Co., Ltd. is a corporation organized under the laws of the P.R. China Approved by the Shaanxi provincial government on May 18, 2004, number 2004 No.40. Zhongke is now held by Shannxi Qin Yuan Agriculture Scientific Development Limited  (the “QY”) with majority of 98%. Its offices are located in Xian, Shaanxi Province, Peoples Republic of China.

Zhongke is a diversified business stock company, mainly dealing with the research of breeding, producing, vending space seeds, space Chinese herbals and the green foods. It currently is engaged in cultivation of a variety of horticultural crops, flowers and vegetation and either holds or is in the process of obtaining patents on a variety of genetically mutated space bred crops, tissues and creams. The Company is also exploring a neutraceutical equivalent to the class of statin drugs currently utilized in the treatment of heart disease.

MMTC, formerly Electropure, Inc., was established as a Nevada corporation and was qualified in the state of California on 8-14-2001. The Company is developing a real-time microbial detection and identification system with applications in the pharmaceutical, food processing, health and drinking water industries. MMTC has a website at http://www.micro-imaging.com.

MMTC is a publicly traded company, quoted on the OTCBB and pink sheets under the symbol “MMTC”, is obligated to file reports under the Securities Exchange Act of 1934, as amended and has caused all such reports to be filed.

On or about February 26, 2007, MMTC and Zhongke entered into a letter of intent regarding the acquisition of Zhongke  through a reverse merger share exchange transaction.  Under the terms of the letter of intent, Zhongke will become a subsidiary of MMTC by the WOFE method set forth in Definition and Clause 1.1 c hereunder and will continue its existing business under the direction of a newly appointed board of directors.

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follows:

DEFINITIONS

For purposes of this agreement, the following definitions shall apply.  Accounting terms used in this Agreement and not otherwise defined herein shall have the meanings provided by GAAP.  Certain capitalized terms are used in this Agreement as specifically defined in this Section as follows:

“MMTC” is defined in the Preamble.

            “MMTC Financial Statements” means the audited and unaudited statements filed by MMTC with the Securities & Exchange Commission

“MMTC Stock” is defined in Section 1.1.

“Affiliate” means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with Zhongke (or other specified Person) and shall include (a) any Person who is an officer, director or beneficial holder of at least 10% of the outstanding capital stock of Zhongke (or other specified Person), (b) any Person of which Zhongke (or other specified Person) or any officer or director of Zhongke (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the outstanding equity securities or constitute at least a 10% participant, and (c) in the case of a specified Person who is an individual, Members of the Immediate Family of such Person..

“Agreement” means this Acquisition Agreement, which may also be sometimes called “Definitive Agreement” or “Plan of Exchange Agreement.”

“Balance Sheet Date” is December 31, 2006.

“Bylaws” means all written rules, regulations, procedures and bylaws and all other similar documents, relating to the management, governance or internal regulation of a Person other than an individual, each as from time to time amended or modified.

             "Certificate of Designations" means the Certificate of  Designations, establishing the rights and preferences of the Series C Convertible Preferred Stock of the Company, by resolution to be adopted at the closing and as attached hereto.

“Charter” means the articles or certificate of incorporation, statute, constitution, joint venture or partnership agreement or articles or other charter of any Person other than an individual, each as from time to time amended or modified.

“Closing” is defined as the process of actual exchange of cash, securities, voting control and ownership, which is scheduled to occur in the offices of Charles Barkley, Attorney as soon as all approvals have been obtained from government and regulatory authorities and the Board of Directors of MMTC, unless extended by the parties.

“Closing Date” shall be as per paragraph 1.8 or as soon thereafter as all regulatory approvals have been obtained or at such other place and time as the parties may otherwise agree.

“Code” means the federal Internal Revenue Code of 1986 or any successor statute, and the rules and regulations there-under, as from time to time amended and in effect.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act, the Exchange Act or both.

“Contractual Obligation” means, with respect to any Person, any contracts, agreements, deeds, mortgages, leases, licenses, other instruments, commitments, undertakings, arrangements or understandings, written or oral, or other documents, including any document or instrument evidencing indebtedness, to which any such Person is a party or otherwise subject to or bound by or to which any asset of any such Person is subject.

“Employee Benefit Plan” means each and all “employee benefit plans” as defined in section 3(3) of ERISA, maintained or contributed to by either MMTC or Zhongke, any of their Affiliates or any of their respective predecessors, or in which either MMTC or Zhongke, any of their Affiliates or any of their respective predecessors participates or participated and which provides benefits to employees of either MMTC or Zhongke or their spouses or covered dependents or with respect to which either MMTC or Zhongke has or may have a material liability, including, (i) any such plans that are “employee welfare plans” as defined in section 3(1) of ERISA and (ii) any such plans that are “employee pension benefit plans” as defined in section 3(2) of ERISA.

“ERISA” means the Employee Retirement Income Security Act of 1974 or any successor statute and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereof, collectively and as from time to time amended and in effect.

“ERISA Group”, with respect to any entity, means any Person which is a member of the same “controlled group” or under “common control”, within the meaning of section 414(b) or (c) of the Code or section 4001(b)(1) of ERISA, with such entity.

“Exchange Act” means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as from time to time amended and in effect.

“GAAP” means United States generally accepted accounting principles, as in effect from time to time, consistently applied.

“Zhongke” is defined in the Preamble.

“Zhongke Financial Statements” means the Financial Statements of For The Six Months Period Ended June 30, 2006. for The Years Ended December 31, 2005 and 2006. .

“Zhongke  Intellectual Property” is defined in Section 4.18(b).

“QY Shareholders” means the legal owners of the shares represented by the certificates of. Shannxi Qin Yuan Agriculture Scientific Development Limited, who are identified in  a legal opinion to MMTC as Nue Feng Ying owning 80% and Zhu Yuan Fen owning 20%.

“Zhongke Shareholders” means the beneficial owners of the shares for whom Nue Feng Ying， ZhuYuan Fen or Hong Kong Company individually or collectively act as trustee and finally become the shareholder of MMTC of. Shannxi Qin Yuan Agriculture Scientific Development Limited

“Legal Requirement” means any federal, state or local law, statute, standard, ordinance, code, order, rule, regulation, resolution, promulgation or any final order, judgment or decree of any court, arbitrator, tribunal or governmental authority, or any license, franchise, permit or similar right granted under any of the foregoing.

“Material Adverse Effect” means a material adverse effect upon the business, assets, financial condition, income or prospects of the party in question.

“Members of the Immediate Family,” as applied to any individual, means each parent, spouse, child, brother, sister or the spouse of a child, brother or sister of the individual, and each trust created for the benefit of one or more of such persons and each custodian of a property of one or more such persons.

“MMTC Shareholders” means the legal and beneficial owners of the shares represented by the certificates of MICRO IMAGING TECHNOLOGY.

“Pension Plan” means each pension plan (as defined in section 3(2) of ERISA) established or maintained, or to which contributions are or were made by Zhongke or any of its Subsidiaries or former Subsidiaries, or any Person which is a member of the same ERISA Group with any of the foregoing.

“Person” means an individual, partnership, corporation, company, association, trust, joint venture, unincorporated organization and any governmental department or agency or political subdivision.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be from time to time amended and in effect.

“Securities Exchange Act” or “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be from time to time amended and in effect.

“QY” is defined in the Preamble.

“Subsidiary” means any Person of which either MMTC or Zhongke now or hereafter shall at the time (a) own directly or indirectly through a Subsidiary at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or (b) constitute a general partner.

“Shareholders” means the beneficial owners of the shares represented by the certificates

“QY Financial Statements" means the Financial Statements of Shannxi Qin Yuan Agriculture Scientific Development Limited .for the Period Ended 15 April, 2007

“Welfare Plan” means each welfare plan (as defined in section 3(l) of ERISA) established or maintained, or to which any contributions are or were made, by Zhongke or any of its Subsidiaries or any Person which is a member of the same ERISA Group with any of the foregoing.

ARTICLE I

PLAN OF EXCHANGE OF SECURITIES

MMTC is a California corporation that has authorized 100,000,000 shares of common stock, par value $0.001, of which approximately 25,000,000 shares on a fully diluted basis will be currently outstanding at the time of closing. MMTC also has issued 250,000 Series C convertible preferred shares, $1.00 par value,  with a conversion ratio of 4 shares of common for 1 share of preferred; 250,000 Series D convertible preferred shares, $1.00 par value, with a conversion ratio of 2 shares of common for 1 share of preferred and 83,982 shares of Class B common stock. The estimated 25 Million outstanding shares are computed after taking into account all securities which could be converted to common.

The parties hereby propose to have MMTC acquire most of the issued and outstanding shares of Zhongke (or its corporate parent) for shares of MMTC common stock (the "Shares"), which shall be issued to Zhongke Shareholders at the Closing. The share exchange is expected to be on the following terms:

1.1

Plan of Exchange.  The parties intend to issue sufficient securities such that Zhongke  Shareholders shall become the majority holder of securities and therefore control the operations of MMTC and the current Zhongke Shareholders shall effectively acquire voting and operational control of MMTC through a “reverse acquisition.” by way of WOFE set forth in Definition and Clause 1.2 and 2.3  hereafterf.

(a)

Earnest Money Deposit.

  Zhongke has deposited $50,000 US Dollars in escrow with Charles Barkley, its U. S. counsel, in his trust account. If the transaction fails to close for any reason other than fault by MMTC within fifteen days of all PRC and US approvals then this earnest money deposit shall be due and payable to MMTC, without recourse or setoff by Zhongke. If PRC approvals have not been obtained by May 15, 2007, then MMTC can elect to terminate this agreement and be immediately paid the $50,000 deposited in escrow, as referenced above.

(b)                    Cash Consideration and Escrow Requirements.  After the $50,000 deposit referenced above has been paid, Zhongke shall pay at closing an additional total of Four Hundred Thirty Thousand U. S. Dollars ($430,000.00) cash to MMTC, for a total cash consideration of $480,000.  MMTC shall deliver the corporate shell without assets or liabilities at closing (except the existing business of MMTC, which will have a record date for a shareholder dividend that has been set earlier, but for which the mechanical distribution has not occurred, and will occur within 30 days of closing, or at some reasonable time as agreed by the parties) and MMTC shall employ the funds as needed to liquidate and remove all debts or liabilities, including any payments to its attorneys and consultants, incurred as a result of the Definitive Agreement.

(c)

Reverse Stock Split. Prior to the closing of this transaction and upon obtaining approval of the shareholders, MMTC will effect a reverse stock split of issued and outstanding shares, including any securities associated with any outstanding options, warrants or other securities. MMTC shall cause approximately a 1-for-100 reverse stock split or such other reverse stock split as may be required to effectively lower the issued and outstanding shares, on a fully diluted basis to 250,000 shares immediately prior to closing.

(d)        81,550,000 newly issued shares (post split) shall be issued to the shareholders of Zhongke or their designees at closing from the existing authorized shares.

1.2

Compliance with Chinese “WOFE” Regulations..  The parties acknowledge that approval from Xi'An City and/or Shaanxi provincial governments in the PRC may be required for transfer by Zhongke to MMTC and therefore give advance consent to nominal changes needed for such approval. If necessary, in the opinion of Chinese counsel, this may include transfer of about 80% shares of Zhongke to QY, and then QY transfer 100% equities to a Hong Kong Company(HKC), which is a nominee company of Zhongke and /or QY, and Zhongke will be  indirectly owned by QY, and QY becomes a wholly owned foreign entity (WOFE). Provided, however, that the nominal transfer shall not alter the valuation or operations of Zhongke.  In that event, all of Zhongke’s rights, responsibilities and benefits under this Agreement shall be assigned to and assumed by HKC. All PRC approvals shall be obtained by 15 May 2007.

1.3

Reverse Triangular Merger.

The parties intend that this exchange will be tax free under Section 368 of the Internal Revenue Code to the fullest extent possible. If necessary in the opinion of tax counsel to preserve tax free status, MMTC will establish a special purpose California corporation as a wholly owned subsidiary designated as MMTC Merger Corporation or some similar name.  Zhongke shall merge with MMTC Merger Corporation and shall be the surviving entity. The Board of Directors and Management of MMTC and Zhongke shall consent to all acts reasonably necessary for the establishment of   MMTC Merger Corporation and the subsequent merger. To the extent required by applicable law, the merger shall be approved by the shareholders of both corporations and this Acquisition Agreement shall be incorporated by reference into any Plan of Exchange between the companies. MMTC will file Articles of Merger or similar Articles effecting the merger under California law.

1.4

Reincorporation to Nevada. As part of the closing, MMTC shall also cause a reincorporation of MMTC to Nevada and an increase of its authorized capital to 300,000,000 shares of common stock, par value $0.001. MMTC shall, by its cost, make appropriate disclosures as to the reincorporation and increase in authorized capital to be included in the 14C and other filings as required.

1.5

Spin out of MMTC Operations.  Prior to closing MMTC shall take all corporate action required to effect a spin out of its Nevada subsidiary of the same name. The actual spin out shall take place as soon after closing as practical. MMTC shall cause securities to be distributed to its shareholders of record as of a record date immediately preceding the date of closing. The distribution of new securities in the spin out company shall be on a share for share basis with the holdings of MMTC on the record date. The spin out shall conform to the requirements of California corporations law and the federal securities laws.  MMTC shall warrant to Zhongke that the spin out shall not trigger rights of dissent or appraisal or other shareholder rights, except to the extent that such are liquidated and resolved by MMTC prior to closing.

1.6

Lockup-Leakout Agreement.  Certain of the officers, directors and affiliates of MMTC shall execute at closing lockup-leakout agreements (“lockup”) in a form suitable to counsel for Zhongke.  Under the terms of the lockup, these officers, directors and affiliates shall agree that no restrictive legends shall be removed nor shall any sales of restricted shares be completed, whether in compliance with Rule 144 or otherwise, for a 180 day period following closing.  Thereafter, for four consecutive quarters after that date, a non -cumulative aggregate of 30,000 shares may be released for resale under Rule 144 within any quarter.

1.7

Exemption from Registration.  The parties hereto intend that the MMTC Shares to be issued to the Zhongke Shareholders shall be exempt from the registration requirements of the Securities Act  pursuant to Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder.  The parties believe these transactions are private placements within the meaning of the rules and regulations under the Securities Act.  Each of these entities separately, and through their intermediaries, had a pre-existing relationship that had existed for at least 30 days.  MMTC will rely upon the exemptions from registration provided by Regulation S, Section 4(2) and Regulation D of the Securities  Act,  and  on comparable exemptions under the China Corporation Act and the China Securities Act and other state and foreign laws. It is understood that  these exemptions are available because the issuances will be made to a de minimus number of sophisticated persons, in transactions not involving a public offering.

1.8

Change of Board Control. At closing, the current Board of Directors shall tender resignations effective on Closing. Immediately prior to resigning, the Board shall hold a meeting in compliance with the notice or waiver of notice requirements of MMTC and shall then adopt resolutions  fixing the size of its Board of Directors at not less than three nor more than nine directors, and shall elect a new Board of Directors which shall  be appointed by Zhongke  and included in a shareholder vote and upon filing a Schedule 14F-1 in compliance with Rule 14F of the Securities Exchange Act:

Ao Jiangfeng

Chair

Ao Jiangfeng

Director

Effective on the Closing Date, MMTC shall elect new officers of MMTC to consist of, at least, the following persons:

Ao Jiangfeng

President and Executive Director,

Ao Jiangfeng

Supervisor

1.9

Closing. This Agreement shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and upon compliance with governmental filing requirements, such as, without limitation, filings under the Exchange Act .  As such, Zhongke must document to MMTC’s satisfaction that it is prepared to file a Form 8-K within four business days of closing that meets the requirements in Form 8-K for the acquisition of a “shell” company. Closing shall occur when all conditions of closing have been met or are waived by the parties, including all required government approvals. The parties anticipate the filing of a Schedule 14F-1 Information Statement at least ten days prior to any change in majority of the Board of Directors of MMTC The Parties expect to make such filing after the Closing. The closing of the Agreement (the “Closing”) shall take place in Charlotte, North Carolina, at the offices of attorney Charles Barkley immediately after all conditions have been removed or as soon thereafter as all regulatory approvals have been obtained, or at such other place and time as the parties may otherwise agree.

1.91

Due Diligence. Each party shall have furnished to the other party certain corporate and financial information to conduct its respective due diligence. If any party determines that there is a reason not to complete the Agreement as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period.

MMTC shall have delivered to Zhongke copies of each of the following which shall be true and correct copies in full force and effect as of the Closing date: (i) the Certificate of Incorporation of MMTC as of the Closing date certified by the Secretary of State of California as of a date not more than ten (10) days prior to the Closing; (ii) the Bylaws of MMTC, certified by MMTC’s secretary as of the Closing date; (iii) resolutions of the Board of Directors of MMTC, certified by MMTC’s secretary as of the Closing date, the form and substance of which are reasonably satisfactory to Zhongke, authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby and thereby; and (iv) the most recent audit report and auditor’s letter including any items noted by the auditors to indicate a lack of internal control or other deficiency; and (v) good standing Certificate of MMTC.

Zhongke shall have delivered to MMTC an opinion of Chinese counsel, fluent in English and Mandarin, to the effect that counsel has reviewed (i) the Articles of Incorporation (ii) the Bylaws (iii) resolutions of the Board of Directors and (iv) the most recent audit report and auditor’s letter and found Zhongke and QY to be in compliance with the applicable laws and regulations pertinent to Zhongke and/or QY under the laws of the PRC and that the transactions hereby have been authorized and approved by the governing bodies of Zhongke and QY and all governmental and regulatory authority.

1.92

Representations and Warranties Correct. The representations and warranties made by the Parties herein shall have been true and correct when made and shall be true and correct on and as of the Closing date with the same force and effect as though made on and as of the Closing date.  All authorizations, approvals or permits of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the MMTC Stock and the sale of Zhongke Stock pursuant to this Agreement shall have been duly obtained and shall be in full force and effect.

1.93

Termination. The Agreement may be terminated by written notice, at any time prior to closing, (i) by mutual consent, (ii) by either party during the due diligence phase, (iii) by either party, in the event that the transaction represented by the anticipated Plan of exchange has not been implemented and approved by the proper governmental authorities 90 days from the date of this Agreement, or (iv) if payments scheduled in the Escrow Agreement are not received when occurs. In the event that termination of the Plan of exchange by either or both, as provided above, the Plan of exchange shall become void and there shall be no liability on the part of either party, other than as set forth in 1(a) above.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF Zhongke and QY

QY, Zhongke hereby represent and warrant to MMTC that:

2.1

Organization.

  ZQY is a corporation duly organized  validly existing and in good standing under the laws of People’s Republic of China, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification. Zhongke is a corporation duly organized on September 8, 1988, validly existing and in good standing under the laws of the People’s Republic of China, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

2.2

Capital.

The authorized capital stock of Zhongke consists solely of 158,000,000 RMB, of which ____________ shares are issued and outstanding. All of the issued and outstanding shares of Zhongke are duly and validly issued, fully paid and nonassessable.  There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Zhongke to issue or to transfer from treasury any additional shares of its capital stock of any class.  Zhongke shall furnish a legal opinion to MMTC to the effect that two natural persons own 97.7% of the shares: Nue Feng Ying owning 80% and Zhu Yuan Fen owns 20%.

There is no other outstanding capital stock, warrants and options as of the date of the Agreement. All of the outstanding shares of capital stock of Zhongke and QY are validly issued, fully paid, nonassessable and subject to no lien or restriction on transfer, except restrictions on transfer imposed by applicable securities laws.

2.3

Subsidiaries.

 As of closing, QY shall be a 100% owned subsidiary of a Hong Kong Company(HKC) designed to comply with PRC “WOFE” regulations, but shall have consolidated 100% of its assets and operations with QY.  Neither QY nor HKC has other subsidiaries, affiliated companies or other associated entities and does not own any interest in any other enterprise, except as disclosed in the audit report. HKC shall become a wholly owned subsidiary of MMTC by exchanging all authorized, issued, and unissued shares to MMTC in consideration of this Agreement. If the situation mentioned in 1.1(c) happens so that WOFE module has to be taken, then Zhongke shall be directly owned by QY, and QY shall be wholly owned foreign entity of HKC, and HKC will become a wholly owned subsidiary of MMTC.

.

2.4

Authority.

The Board of Directors of Zhongke have authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Zhongke  have full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of Zhongke and is enforceable in accordance with its terms and conditions. All shareholder approval and corporate action on the part of Zhongke necessary for the due authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated herein has been or will be taken prior to the Closing date.  This Agreement is a legal, valid and binding agreements of QY,, enforceable in accordance with their terms.  The execution, delivery and performance by QY of this Agreement and the sale of Zhongke shares will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of any Legal Requirement to which

QY,  Zhongke is subject, or any Charter or Bylaws of  Zhongke, or any Contractual Obligation to which QY is a party or by which  Zhongke /or QY is bound.

2.5

Corporate Power.  QY have all necessary power and authority to enter into and perform this Agreement and to sell the Zhongke shares hereunder. Zhongke have all necessary power and authority to own all the properties owned by it and to carry on the businesses now conducted or presently proposed to be conducted by it.  QY, Zhongke have taken all action necessary to authorize this Agreement and the sale of the Zhongke shares to be sold hereunder. The execution and delivery of this Agreement by  Zhongke and the performance by  Zhongke of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which  Zhongke is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of  Zhongke; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Zhongke and QY.

2.6

Directors and Officers.

The names and titles of all directors and officers of  Zhongke as of the date of this Agreement are:

Zhongke:

Chair Ao Jiangfeng

Director Ao Jiangfeng

President and Executive Director,  Ao Jiangfeng

            2.7

            Financial Statements.

            Zhongke shall furnish, upon request, its unaudited financial statements for the years ended December 31, 2004, 2005 and 2006.  The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed throughout the periods indicated, and fairly present the financial position as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated. Zhongke has engaged auditors approved by the Public Company Accounting Oversight Board (PCAOB) and has furnished a copy of the engagement letter to MMTC.

2.8

Absence of Changes.

Since the date of  Zhongke’s most recent financial statements, there have not been any undisclosed changes in the financial condition or operations of  Zhongke, except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

2.9

Absence of Undisclosed Liabilities.

As of the date of  Zhongke’s most recent balance sheet, Zhongke did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

2.10

Tax Returns.

Within the times and in the manner prescribed by law, Zhongke and QY have filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable except for those for which returns are not yet due.  The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated.  There are no present disputes as to taxes of any nature payable by Zhongke and QY.

2.11

Investigation of Financial Condition.

Without in any manner reducing or otherwise mitigating the representations contained herein, MMTC and its legal counsel and accountants shall have the opportunity to meet with  Zhongke’s legal counsel and  accountants to discuss the financial condition of  Zhongke.  Zhongke shall make available to MMTC all books and records of  Zhongke.

2.12

Patents, Trade Names and Rights.   To the best of its knowledge, Zhongke is not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to patents, trade names and rights.

2.13

Compliance with Laws.

Zhongke has complied with, and are not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, and to the knowledge of the officers of Zhongke, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business.

2.14

Litigation.

Zhongke is not a defendant to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of  Zhongke, threatened against or affecting Zhongke or QY or its business, assets or financial condition.  Zhongke is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  Zhongke is not engaged in any material lawsuits to recover monies due it.

2.15

Full Disclosure.

None of the representations and warranties made by Zhongke herein or in any exhibit, certificate or memorandum furnished or to be furnished by  Zhongke, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

2.16

Assets.

 Zhongke has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated in the financial statements.

2.17

Material Contracts.

Zhongke has no material contracts other than distribution agreements, except as set forth on the financial statements or schedules herein.

2.18

Indemnification of Officers and Directors.

The parties acknowledge and agree that prior to execution of this Agreement, each party had separately adopted resolutions and bylaws affording indemnification, to the fullest extent permitted by law, of all officers, directors, promoters, attorneys and other responsible persons, past or present for liability, which arises out of or pertains to any non-intentional action or omission taken in good faith while serving in such capacity on behalf of the Corporation.  The parties hereby agree that each shall, to the fullest extent permitted by law, retain and maintain such indemnification provisions with respect to its officers and directors and that each party shall hereafter continuously maintain the fullest indemnification of officers and directors as permitted by law.

2.19

General.  All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance and  Zhongke shall have received copies of all documents, including records of corporate proceedings and officers’ certificates, which they may have reasonably requested in connection therewith. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Parties on or prior to the Closing shall have been performed or complied with and  Zhongke shall not be in default in the performance of or compliance with any provisions of this Agreement.  Zhongke shall have delivered to MMTC an Officer’s Certificate from the chief executive officer or chief financial officer or acceptable agent thereof, dated the date of the Closing date, certifying to all representations and warranties required by this Agreement.

ARTICLE III

                                                                        REPRESENTATIONS AND WARRANTIES OF MMTC

MMTC represents and warrants to Zhongke and QY that:

3.1

Organization.

MMTC is a corporation duly organized, validly existing and in good standing under the laws of California, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

3.2

Capital.  The capital stock of MMTC consists of common voting stock, preferred stock and options to purchase stock. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements, commitments or obligations of MMTC to issue or to transfer from treasury any additional shares of its capital stock of any class, except as set forth in Section 3.2. .

(a)

Common Stock. The authorized capital stock of MMTC consists of 100,000,000 shares of common stock, $0.01 par value of which approximately 24,216,058 shares of common stock are currently issued and outstanding. The Company also authorized 839,825 shares of a Class B common stock, $0.01 par value, of which 83,983 shares are issued and outstanding.

(b)

Preferred Stock.  The Company has also authorized 250,000  shares of Series C Preferred Stock and 250,000  shares of Series C Preferred Stock. The Preferred Stock has a par value of $1.00, bears no coupon and is convertible into common stock on a 4 to 1 and 2 to 1 basis respectively. All shares of Preferred Stock are issued or outstanding.

The Board of Directors designated a series of preferred stock, Preferred Stock Series "B". The maximum shares under the series is 8,000,000. The Preferred Stock Series B has a par value of $.01, accrues no dividends and converts on a 1 to 1 basis into common stock. No shares of Preferred Stock Series "B" are issued or outstanding.

3.3

Subsidiaries.

MMTC has one subsidiary, being a Nevada corporation of the same name. Except as stated, the Company has no other subsidiaries and does not own any interest in any other enterprise.

3.4

Directors and Officers.

The names and titles of all directors and officers of MMTC as of the date of this Agreement are:

Name	Age		Position
Michael W. Brennan	63		Director (Chairman) and Chief Executive Officer
Ralph W. Emerson	60		Director
George R. Farquhar	65		Chief Operating Officer
Victor A. Hollander	73	D	Director
Catherine Patterson	54		Chief Financial Officer and Secretary

3.5

Financial Statements.

Zhongke has been furnished with complete and correct copies of the following financial statements of MMTC (the “MMTC Financial Statements”): (a) the audited balance sheet of MMTC as of October 31, 2006 and the respective related consolidated statements of income, retained earnings and cash flows for the twelve month period then ended, and (b) the audited consolidated balance sheet of MMTC as of October 31, 2006 together with the related consolidated statements of operations, retained earnings and cash flows for the twelve month period then ended. The MMTC Financial Statements have been prepared in accordance with GAAP consistently applied, and fairly and accurately present the financial condition of MMTC at the date thereof and the results of its operations for the period covered thereby. All the books, records and accounts of MMTC are accurate and complete, are in accordance with good business practice and all laws, regulations and rules applicable to MMTC the conduct of its business and accurately present and reflect all of the transactions described therein.

The parties acknowledge that an audit for the period ending October 31, 2006 was prepared by the Company's auditors Jeffery S. Gilbert., Los Angeles, CA. There have been no material disagreements with the auditors, all auditing invoices have been paid in full and the Company will obtain consents as necessary to change auditors if requested by the Company’s newly elected Board of Directors. The financial statements filed with Forms 10-KSB and 10-QSB have been prepared in accordance with the rules and guidelines of the Public Company Accounting Oversight Board (“PCAOB”) and generally accepted accounting principles and practices (“GAAP”) consistently followed by MMTC throughout the period indicated, and fairly present the financial position of MMTC as of the date of the balance sheet included in the financial statements and the results of operations for the period indicated.

3.6

Changes in Financial Condition.

Since the Balance Sheet Date, there have occurred no event or events that, individually or in the aggregate, have caused or will cause a Material Adverse Effect. MMTC has not (a) declared any dividend or other distribution on any shares of its capital stock, (b) made any payment (other than compensation to its directors, officers and employees at rates in effect prior to the Balance Sheet Date or for bonuses accrued in accordance with normal practice prior to the Balance Sheet Date) to any of its Affiliates, (c) increased the compensation, including bonuses, payable or to be payable to any of its directors, officers, employees or Affiliates, or (d) entered into any Contractual Obligation, or entered into or performed any other transaction, not in the ordinary and usual course of business and consistent with past practice, other than as specifically contemplated by this Agreement.

3.7

Absence of Undisclosed Liabilities.

As of the closing date MMTC does not have any liabilities or obligations, contingent or otherwise, which are not reflected or provided for in the Distribution of Proceeds contained in Article I. MMTC (i) does not have any outstanding indebtedness for borrowed money or for any other purpose and (ii) except as reflected, is not a guarantor or otherwise contingently liable on such indebtedness of any other Person. At closing MMTC shall not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

3.8

Tax Returns.

Within the times and in the manner prescribed by law MMTC has filed all federal, state and local tax and information returns which are required to be filed by it and such returns are true and correct. MMTC has paid all taxes, interest and penalties, if any, reflected in such tax returns or otherwise due and payable by it. MMTC has no knowledge of any material additional assessments or any basis therefore. MMTC has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid over such amounts to the appropriate taxing authorities. There are no present disputes as to taxes of any nature payable to MMTC and the Company has no actual knowledge or notice of any returns due or any unpaid tax, lien, claim of lien, penalty, interest, assessment or charge by a taxing authority .Any deficiencies proposed as a result of any governmental audits of such tax returns have been paid or settled or are being contested in good faith, and there are no present disputes as to taxes payable by MMTC.

3.9

Investigation of Financial Condition.

Without in any manner reducing or otherwise mitigating the representations contained herein, Zhongke and its legal counsel and accountants shall have the opportunity to meet with MMTC's legal counsel and accountants to discuss the financial condition of MMTC.  MMTC shall make available to Zhongke all books and records of MMTC.

3.10

Patents, Trade Names and Rights.  To the best of its knowledge, MMTC is not infringing upon or otherwise acting adversely to the right or claimed right of any person with respect to any of the foregoing.

3.11

Filing of 14C and 14f.  MMTC shall cause a “pre 14C” form to be filed, at its expense, with the Securities and Exchange Commission and will promptly file responses to any comments or objections raised by the Staff to the filing. Upon waiver or satisfaction of comments by the Staff, MMTC shall file a final 14C that adequately discloses all material matters required. MMTC shall have filed all reports with the Securities and Exchange Commission prior to the Closing Date, if applicable. Subsequent to the Closing Date a Form 8-K shall be filed setting forth the required financial disclosures within the time limits provided by law. MMTC will promptly file responses to any comments or objections raised by the Staff to the filing.

            3.12            Litigation.                MMTC is not now a named or threatened party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of MMTC threatened against or affecting MMTC or its business, assets or financial condition.  MMTC is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it.  MMTC is not engaged in any material lawsuits to recover monies due it. no litigation or proceeding before, or investigation by, any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator  or, to MMTC’s knowledge, threatened (nor to MMTC’s knowledge, does any basis exist therefore) against MMTC or, to MMTC’s knowledge, any officer of MMTC, which individually or in the aggregate could result in any material liability or which may otherwise result in a Material Adverse Effect, or which seeks equitable relief, rescission of, seeks to enjoin the consummation of, or which questions the validity of, this Agreement or any other Related Agreement or any of the transactions contemplated hereby or thereby.

3.13

Authority.

The Board of Directors of MMTC has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and MMTC has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of MMTC and is enforceable in accordance with its terms and conditions. As of the Closing, the Shareholders shall have approved this Agreement and the transactions described herein as required by California law. All consents and approvals to the transactions contemplated by this Agreement required to be obtained by QY from any third party shall have been obtained by QY. All authorizations, approvals or permits of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the MMTC Stock and the sale of Zhongke Stock pursuant to this Agreement shall have been duly obtained and shall be in full force and effect. No additional consent, approval, qualification, order or authorization of, or filing with any governmental authority is required in connection any MMTC Parties’ execution or delivery of valid stock certificates or other performance of the this Agreements or the offer, issue or sale of the MMTC Stock by Shareholders or the consummation of any other transaction pursuant to this Agreement on the part of any MMTC Party, except for filings under applicable federal securities or blue sky laws.

3.14

Ability to Carry Out Obligations.

The execution and delivery of this Agreement by MMTC and the performance by MMTC of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which MMTC is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of MMTC; or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of MMTC.

3.15

Full Disclosure.

None of the representations and warranties made by MMTC herein or in any exhibit, certificate or memorandum furnished or to be furnished by MMTC or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading. MMTC’s Annual Report for the year ended October 31, 2006 will not contain any untrue statement of a material fact, nor omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  Neither this Agreement, nor any agreement, certificate, statement or document furnished in writing by or on behalf of MMTC to QY in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

3.16

Assets.

MMTC has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances.

3.17

Material Contracts.  Except as set forth on Schedule 3.17, MMTC has no material contracts with any other party and no other agreement shall be breached by the entry of this Acquisition Agreement, including without limitation:

(a)

Collective bargaining agreements, employment, bonus or consulting agreements, all pension, profit sharing, deferred compensation, stock option, stock purchase, retirement, welfare or incentive plans or agreements, and all plans, agreements or practices that constitute “fringe benefits” to any of the employees of MMTC.

(b)

Contractual Obligations under which MMTC is restricted from carrying on any business, venture or other activities anywhere in the world.

(c)

Contractual Obligations to sell or lease (as lessor) any of the properties or assets of MMTC, except in the ordinary course of business, or to purchase or lease (as lessee) any real property.

(d)

Contractual Obligations pursuant to which MMTC guarantees any liability of any Person, or pursuant to which any Person guarantees any liability of MMTC.

(e)

Contractual Obligations pursuant to which MMTC provides goods or services involving payments to MMTC of more than $1,000 annually, which Contractual Obligation is not terminable by MMTC without penalty upon notice of thirty (30) days or less.

(f)

Contractual Obligations with any Affiliate of MMTC. Contractual Obligations providing for the disposition of the business, assets or shares of MMTC or the merger or consolidation or sale or purchase of all or substantially all of the assets or business of any Person, and any letters of intent relating to the foregoing.

(g)

Contractual Obligations of MMTC relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien on, any asset of MMTC (including liens imposed by operation of law in favor of landlords, suppliers, mechanics or others who provide services to MMTC).

(h)

All of the Contractual Obligations of MMTC that are enforceable against MMTC and, to MMTC’s knowledge, the other parties thereto in accordance with their terms, except that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, which affect enforcement of creditors’ rights generally. MMTC is not in default under nor, to MMTC’s knowledge, are there any liabilities arising from any breach or default by any Person prior to the date of this Agreement of, any provision of any such Contractual Obligation.

3.18

Market for Company Stock.

MMTC has been advised that at least  three (3) NASD members presently make markets in the Company's common stock as of the date of closing pursuant to the Rules and regulations of the NASD. The Company's stock has been given the symbol "MMTC" and is eligible for continued trading on the NASD OTC bulletin board. While the Company has no arrangements or understanding with any market maker to make or maintain any market, the Company has no knowledge of any intention to terminate making markets in the securities by any of its present market makers.

            3.19             Minute Books.  The minute books of MMTC  shall be provided to counsel for Zhongke prior to the Closing and shall contain a complete record of actions taken at all meetings of directors and Shareholders during the four year period immediately preceding the date of this Agreement and reflect all such actions accurately in all material respects.

3.20.

Real Property Holding Corporation.  MMTC is not a “United States real property holding corporation” as defined in section 897(c)(2) of the Code and Treasury Regulation section 1.897-2(b).

3.21

Compliance with Laws.

MMTC has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF QY SHAREHOLDERS

By execution hereof, the attorney in fact of the current QY shareholders represents, among other things, that:

4.1

Share Ownership.

Each QY shareholder holds the number of Qy Shares as provided by Zhongke’s counsel at closing.  The shares are not subject to any lien, encumbrances or pledge.  Each QY shareholder has the authority to exchange their shares pursuant to this Agreement.

4.2

Investment Intent.

QY and each QY shareholder understands that the MMTC Shares are being offered for exchange in reliance upon the exemption provided in Section 4(2) of the Act for nonpublic offerings and that:

(a)

The MMTC Shares are being acquired solely for the account of each Zhongke shareholder, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the MMTC Shares;

(b)

Each Zhongke shareholder will not dispose of the MMTC Shares or any portion thereof unless and until counsel for MMTC shall have determined that the intended disposition is permissible and does not violate the Act or any applicable state securities laws, or the rules and regulations thereunder;

(c)

MMTC has made all documentation pertaining to all aspects of this Agreement available to him and to his qualified representatives, if any, and has offered such person or persons any opportunity to discuss the Exchange Offer with the officers of MMTC;

(d)

Each Zhongke shareholder is knowledgeable and experienced in making and evaluating investments of this nature and desires to accept the MMTC Shares on the terms and conditions set forth;

(e)

Each Zhongke shareholder is able to bear the economic risk of an investment in the MMTC Shares; and

(f)

Each Zhongke shareholder understands that an investment in the MMTC Shares is not liquid, and such shareholder has adequate means of providing for current needs and personal contingencies and has no need for liquidity in this investment.

4.3

Legend.

QY and each Zhongke shareholder acknowledges that the certificates evidencing the MMTC Shares acquired pursuant to this Agreement will have a legend placed thereon stating that the MMTC Shares have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the MMTC Shares.

4.4

Penny Stocks.

The MMTC Shares being exchanged are "penny stocks" within the definition of that term as contained in the Exchange Act, which are generally equity securities with a price of less than $5.00. MMTC’s shares will then be subject to rules that impose sales practice and disclosure requirements on certain broker-dealers who engage in certain transactions involving a penny stock. These will impose restrictions on the marketability of the common stock.

ARTICLE V

COVENANTS

5.1

Investigative Rights.

From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same.  Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

5.2

Conduct of Business.

Prior to Closing, MMTC and Zhongke shall each conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business.  Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the normal course of business.

        5.3 INDEMNIFICATION

(a) MMTC Claims.   QY/Zhongke shall indemnify and hold harmless MMTC, its successors and assigns, against, and in respect of any and all damages, losses, liabilities, costs, and expenses incurred or suffered by MMTC that result from, relate to, or arise out of (i) any failure by QY to carry out any covenant or agreement contained in this Agreement; (ii) any material misrepresentation or breach of warranty by QY contained in this Agreement, or any certificate, furnished to MMTC by QY pursuant hereto; (iii) any claim by any Person for any brokerage or finder’s fee or commission in respect of the transactions contemplated hereby as a result of QY’ dealings, agreement, or arrangement with such Person; or (iv)any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs, and other expenses (including, without limitation, reasonable legal fees and expenses) incident to any of the foregoing including all such expenses reasonably incurred in mitigating any damages resulting to MMTC from any matter set forth in subsection (i) above.

(b) QY Claims  .  MMTC shall indemnify and hold harmless QY against, and in respect of, any and all damages, claims, losses, liabilities, and expenses, including without limitation, legal, accounting and other expenses, which may arise out of:  (a) any material breach or violation by MMTC of any covenant set forth herein or any failure to fulfill any obligation set forth herein, including, but not limited to, the obligation to satisfy the Assumed Liabilities; (b) any material breach of any of the representations or warranties made in this Agreement by MMTC; or (c) any claim by any Person for any brokerage or finder’s fee or commission in respect of the transactions contemplated hereby as a result of MMTC’s dealings, agreement, or arrangement with such Person.

(c)   Offset.  The amount of any liability of under this Section 5.3 shall be computed net of any tax benefit to the other party from the matter giving rise to the claim for indemnification hereunder and net of any insurance proceeds received with respect to the matter out of which such liability arose.

(d)  Survival.  The representations and warranties of QY contained in this Agreement, or any certificate delivered by or on behalf of the parties pursuant to this Agreement or in connection with the transactions contemplated herein shall survive the consummation of the transactions contemplated herein and shall continue in full force and effect for a period until the expiration of any applicable statutes of limitation provided by law (“Survival Period”). Anything to the contrary notwithstanding, the Survival period shall be extended automatically to include any time period necessary to resolve a written claim for indemnification which was made in reasonable detail before expiration of the Survival Period but not resolved prior to its expiration, and any such extension shall apply only as to the claims so asserted and not so resolved within the Survival Period.  Liability for any such item shall continue until such claim shall have been finally settled, decided, or adjudicated.

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                          (e)     Claims Procedures.  A claimant under this section shall provide written notice to the other party of any claim for indemnification under this Article as soon as practicable; provided, however, that failure to provide such notice on a timely basis shall not bar a claimant’s ability to assert any such claim except to the extent that the other party is actually prejudiced thereby, provided that such notice is received during the applicable Survival Period.  MMTC shall make commercially reasonable efforts to mitigate any damages, expenses, etc. resulting from any matter giving rise to liability under this Section.

(f)          Defense of Third-Party Claims.  With respect to any claim under this Section, relating to a third party claim or demand, each party shall provide the other with prompt written notice thereof, who may defend, in good faith and at its expense, by legal counsel chosen by it and reasonably acceptable to the claimant any such claim or demand, and all parties at their expense, shall have the right to participate in the defense of any such third party claim.  So long as the party is defending in good faith any such third party claim, claimant shall not settle or compromise such third party claim.  In any event all parties shall cooperate in the settlement or compromise of, or defense against, any such asserted claim.

ARTICLE VI

CONDITIONS PRECEDENT TO MMTC'S PERFORMANCE

6.1

Conditions.

MMTC's obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article VI.  MMTC may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by MMTC of any other condition of or any of MMTC's other rights or remedies, at law or in equity, if Zhongke as seller shall be in default of any of its representations, warranties or covenants under this Agreement.

6.2

Accuracy of Representations.

Except as otherwise permitted by this Agreement, all representations and warranties by Zhongke as seller in this Agreement or in any written statement that shall be delivered to MMTC by Zhongke under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

6.3

Performance.

Zhongke as seller shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

6.4

Absence of Litigation.

No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Zhongke and QY as sller on or before the Closing Date.

6.5

Officer's Certificate.

 Zhongke shall have delivered to MMTC a certificate dated the Closing Date and signed by the President of Zhongke certifying that each of the conditions specified in Sections 6.1 through 6.7 hereof have been fulfilled.

6.6

Legal Opinion.

MMTC shall have received an opinion of Charles Barkley, Attorney at Law, and from  Zhongke’s Chinese counsel in form acceptable to MMTC’s counsel and dated as of the Closing Date.

6.7

Form 8-K.  Zhongke shall provide a copy of the Form 8-K required to be filed upon closing of the exchange.

6.8

General.  All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance and MMTC shall have received copies of all documents, including records of corporate proceedings and officers’ certificates, which they may have reasonably requested in connection therewith. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Parties on or prior to the Closing shall have been performed or complied with and MMTC shall not be in default in the performance of or compliance with any provisions of this Agreement. MMTC shall have delivered to the other an Officer’s Certificate from the chief executive officer or chief financial officer or acceptable agent thereof, dated the date of the Closing date, certifying to all representations and warranties required by this Agreement.

6.9

Due Diligence.  MMTC shall have completed its examination of the properties and records of Zhongke and QY and shall be reasonably satisfied with the results of its examination.

ARTICLE VII

CONDITIONS PRECEDENT TO ZHONGKE 'S PERFORMANCE

7.1

Conditions.

 Zhongke’s obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article VII.  Zhongke may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Zhongke of any other condition of or any of Zhongke other rights or remedies, at law or in equity, if MMTC shall be in default of any of its representations, warranties or covenants under this Agreement.

            7.2              Accuracy of Representations.    Except as otherwise permitted by this Agreement, all representations and warranties by MMTC in this Agreement or in any written statement that shall be delivered to Zhongke by MMTC under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

7.3

Performance.

MMTC shall have filed a final Form 14C and 14F and obtained waiver or satisfactorily resolved all comments (if any) by the Staff of the SEC. MMTC shall also have obtained all required consents and approvals under California corporations law, including any required notices, meetings of shareholders or directors, regulatory approvals or otherwise. , MMTC will have required by this Agreement to be performed or complied with by it on or before the Closing Date.

7.4

Absence of Litigation.

    No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against MMTC on or before the Closing Date. There have been no regulatory actions, formal or informal, by the Securities & Exchange Commission, the NASD, any state securities regulatory board, or other regulatory body or agency.

7.5

Current Status.

MMTC shall have prepared and filed with the Commission all periodic reports required to be filed prior to the closing date under the Exchange Act. The capitalization of MMTC shall not have changed since the signing of this Agreement and there shall have been no new issuances of securities of any type or kind. The financial condition of MMTC has not materially changed.

7.6

Assets of MMTC.

On the Closing Date, the assets of MMTC will include at least $1,000.00 in cash; and no unpaid liabilities except in the ordinary course of business.

7.7

Officer's Certificate.

MMTC shall have delivered to Zhongke a certificate dated the Closing Date and signed by the President of MMTC certifying that each of the conditions specified in Sections 7.1 through 7.7 hereof have been fulfilled.

ARTICLE VIII

CLOSING

8.1

Closing.

The closing this transaction shall be held at the offices of Charles W. Barkley, 6201 Fairview Road, Suite 200, Charlotte, NC 28210 as specified in Article I.  At the closing:

 (a)

Zhongke shall deliver to or procure HKC delivery to MMTC stock certificates as indicated in Article I executed by its agent, together with certificates and/or stock powers representing all of the outstanding Zhongke Shares duly endorsed to MMTC;

(b)

MMTC shall deliver to Zhongke certificates and stock powers representing MMTC Shares for which the Zhongke Shares have been exchanged, pursuant to the share computations set forth in Article I hereto including but not limiting to:

1.   New issuance by MMTC of stock certificates representing 81,550,000 shares (post split) to Zhongke designees;

2.   An Officer's Certificate representing that all there are no outstanding debts or liabilities of MMTC;

3.   An opinion of counsel to the effect that the reverse split has been lawfully and validly completed in accordance with Paragraph 1.3 and elsewhere in this Agreement.

(c)

MMTC shall deliver (i) an officer's certificate dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of MMTC are true and correct as of, or have been fully performed and complied with by, the Closing Date and (ii) the legal opinion of its counsel in form acceptable to Zhongke.

(d)

MMTC shall deliver a signed consent and/or Minutes of the Meetings of the Board of Directors and Shareholders of MMTC approving this Agreement and each matter to be approved by the directors of MMTC under this Agreement;

(e)

Zhongke shall deliver (i) an officer's certificate dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Zhongke are true and correct as of, or have been fully performed and complied with by, the Closing Date and (ii) the legal opinion of its counsel; and

(f)

Zhongke shall deliver a signed consent and/or minutes of the directors of Zhongke approving this Agreement and each matter to be approved by the directors of Zhongke under this Agreement.

8.2

Other Events Occurring at Closing. At Closing, the following shall be accomplished:

(a)

All of the officers and directors of MMTC shall resign and the nominees identified by Zhongke shall have been appointed.

(b)

Investment Letters in the form attached hereto as Exhibit “A”, shall have been duly authorized, executed and delivered by the parties thereto and a copy of such executed agreements shall have been delivered to both MMTC and Zhongke.

(c)

This Agreement shall have been duly authorized, executed and delivered by the parties hereto and a copy of such executed agreement shall have been delivered to both MMTC and Zhongke.

(d)

Such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement shall have been duly authorized, executed and delivered by the parties thereto and a copy of such executed instruments, documents and certificates shall have been delivered to both MMTC and Zhongke.

(e)

All of the certificates representing the Zhongke Stock shall be delivered to MMTC, duly and validly endorsed for transfer to MMTC.

(f)

The MMTC Stock certificates representing the shares to be issued and sold to the Shareholders as described herein shall be delivered to a representative of Zhongke for delivery to Shareholders.

(g)

MMTC shall deliver to Zhongke a certificate of good standing of MMTC issued by the Secretary of State of California and such certificate will be dated no earlier than ten (10) business days prior to the Closing.

(h)

Zhongke shall deliver to MMTC a certificate of good standing of Zhongke issued by the California Division of Corporations and such certificate will be dated no earlier than ten (10) business days prior to the Closing.

ARTICLE IX

MISCELLANEOUS

9.1

Captions and Headings.

The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

9.2

No Oral Change.

This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

9.3

Non-Waiver.

The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions.  No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

9.4

Time of Essence.

Time is of the essence of this Agreement and of each and every provision.

9.5

Entire Agreement.

This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6

Choice of Law.

This Agreement and its application shall be governed by the laws of the State of Nevada.

9.7

Counterparts.

This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8

Notices.

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

Micro Imaging Technology, Inc.

970 Calle Amanecer, Suite F
San Clement, CA 92673

Attn:

Michael Brennan, President

Copies to:

Chris Dieterich, ,Attorney

1130 W. Olympic Blvd. suite 800

Los Angeles, CA 90064

 Shaanxi Zhongke Spaceflight Agriculture Development Stock Co., Ltd.

c/o Ao Jiangfeng

Shengnong Road 16# Chuangye Mansion

Yanglin Representative Rea,

Shaanxi Province, PRC

Copies to: Charles W. Barkley. Attorney

6201 Fairview Road, Suite 200

Charlotte, NC  28210

9.9

Binding Effect.

This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.10

Mutual Cooperation.

The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.11

Announcements.

The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement. MMTC must issue an appropriate press release on Dun & Bradstreet, Business Wire, Vintage Filings, Disclosure, Inc. or similar service of the content of this Agreement on 26th March 2007 when this Agreement is signed by each party. A copy of the press release shall be obtained from the issuing agency and shall be furnished to PCA when issued. Preference will be given to services that issue in the PRC as well as the United States.

9.12

Expenses.

Each party will pay its own legal, accounting, escrow and other out of pocket expenses incurred in connection with this Agreement, whether or not this Agreement is consummated.

9.13

Survival of Representations and Warranties.

The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing.

9.14

Exhibits.

As of the execution hereof, the parties have provided each other with the exhibits described herein.  Any material changes to the exhibits shall be immediately disclosed to the other party.

AGREED AND ACCEPTED as of the date first above written.

MICRO IMAGING TECHNOLOGY

By: /s/ Michael Brennan

      Michael Brennan, CEO

                                                SHAANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

                                            By:/s/ Ao Jiangfeng

                                    Ao Jiangfeng, President

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